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                                                                   EXHIBIT 10.12

                              ADVENT SOFTWARE, INC.
                     SOFTWARE LICENSE AND SUPPORT AGREEMENT

THIS SOFTWARE LICENSE AND SUPPORT AGREEMENT ("Agreement") is entered into by and between ADVENT SOFTWARE, INC. ("Advent"), a corporation organized under the laws of the State of Delaware with a business address at 301 Brannan Street, Sixth Floor, San Francisco, California 94107 and

Company Name:     Westwood Management Corporation ("Licensee")

Contact:          Marty Yanda/Elizabeth Schadt

Address:          300 Crescent Court, Suite 1320
                  Dallas, Texas 75201

It is effective as of the date of shipment of the Software ("Effective Date").

         In consideration of the mutual promises and covenants stated below, the parties hereby agree as follows:

I       SOFTWARE LICENSE
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1.      Definitions.  The following terms are defined for the purposes of this
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Agreement as follows:

(a) "Software" means Advent's proprietary computer program(s) ordered by Licensee from time to time and described in Exhibit A. "Software" includes: (i) object code only; (ii) the version indicated in the Exhibit A (if any); (iii) all material provided in connection with said program, including, but not limited to diskettes, tapes, Documentation, and any Updates (as defined in Exhibit B) hereafter furnished to Licensee by Advent under this Agreement.

(b) "Third Party Software" means the proprietary software of certain third parties which is enclosed in a separate envelope with the Software or is embedded in the Software. Licensee understands and acknowledges that Advent is not the owner of the Third Party Software.

(c)   "Designated Equipment" means a primary CPU and one back-up CPU.

(d) "Use" means transferring any portion of any Software from storage units or media into Designated Equipment for processing.

(e)   "Documentation" means the documentation that accompanies the Software.


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2.   Term. This Agreement commences on the Effective Date set forth above. It
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     shall remain in force until Licensee discontinues the Use of all Software, or the Agreement is otherwise terminated as provided herein.

3.   License Grant. Advent hereby grants, and Licensee hereby accepts, on the
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     terms and conditions stated herein, a nonexclusive, nontransferable and nonassignable (except as expressly provided herein) license to Use the Software on the primary system of Designated Equipment and to use the Documentation in conjunction with the permitted Use of the Software. The Software shall be Used solely by Licensee for processing data for Licensee and Licensee's wholly owned subsidiaries and shall not be used to process data, provide reports, or provide access to other output files for any individual or entity in the investment management or securities transaction business, other than Licensee. No third party other than Licensee's employees may have access to the Software, either at the Licensee's facilities or by any method of remote access, such as by modem. The Software shall be Used only on such primary system if such system is operating properly. If the primary system is inoperative, the Software maybe Used on one backup system for that primary system. If the network version of the Software is licensed hereunder, then the Licensee is permitted to Use the Software on one server system and the number of permitted concurrent users is limited to the number set forth on Exhibit A. Licensee acknowledges and agrees that the Third Party Software is subject to additional terms and conditions as described on the enclosed envelope that includes such Third Party Software.

4.   License Fee.
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(a)  In consideration for the license granted herein, Licensee shall pay Advent the amount set forth on Exhibit A plus applicable sales tax for the software (the "Fee"). Such Fee will be payable upon Advent's execution of this Agreement or as otherwise stated on Exhibit A and shall be nonrefundable. Advent shall have no obligation to ship any Software or provide any services until the Fee has been received.

(b) In addition Licensee will pay and be responsible for any excise, privilege, sales, use, customs, value added, and any other similar tax (except taxes imposed with respect to net income), assessment, tariff, levy, or surcharge (including penalties and interest attributable thereto), imposed by or under the authority of any foreign, United States, state, or local law with respect to the license of Software as contemplated by this Agreement. When Advent has the legal obligation to collect such taxes, the appropriate amount shall be paid by Licensee to Advent.

5.   Copies. No Software or Documentation which is provided by Advent pursuant
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     to this Agreement in human readable form shall be copied in whole or in part by Licensee without Advent's prior written agreement. Additional copies of printed materials may be obtained from Advent at the charge then in effect. No Software in machine readable form may be copied by Licensee in whole or part, except for one copy for Licensee's backup or archival purposes. Licensee agrees to reproduce all copyright and other proprietary notices on all copies of the Software and Documentation in the same form and manner that such copyright and other proprietary notices are included on the Software or Documentation.


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6.   Proprietary Rights and Nondisclosure.
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(a)  Licensee recognizes the special value and importance of the protection of proprietary and confidential information in the highly competitive computer software field. The Software and Documentation, although copyrighted, are unpublished and contain proprietary and confidential information of Advent and are considered by Advent to be trade secrets. Licensee agrees to hold the Software and Documentation in confidence. Without limiting the foregoing, Licensee agrees to protect the Software and Documentation at least to the same extent that Licensee protects its own similar confidential information and to take all reasonable precautions consistent with generally accepted standards in the data processing industry to safeguard the confidentiality of the Software and Documentation.

(b) Licensee shall not provide, disclose or otherwise make available the Software or Documentation to any person other than Licensee's on-site employees, contractors and agents having need to Use the Software in conjunction with the Designated Equipment as permitted by the license granted in Section 3 above, except with Advent's prior written consent. Licensee may not use the Software or Documentation except as expressly provided in Section 3.

(c) Licensee agrees that it will not reverse engineer, reverse assemble, decompile, or otherwise attempt to derive source code from the Software, and no rights with respect to Software source code are granted to Licensee.

(d) Title to all Software and any copies of the Software, and portions thereof, and all intellectual property rights (patent, trade secret, copyright, trademark and similar rights) in and to the Software and Documentation shall remain in Advent.

(e) The obligations with respect to nonuse and nondisclosure shall not apply to information which is or becomes publicly known through no fault of Licensee and is otherwise not in violation of Advent's rights.

7.   Intellectual Property Indemnity.
     -------------------------------

(a) Advent shall defend, or at its option, settle any claims brought against Licensee for infringement of any third party United States copyright, patent, and any other proprietary rights of any third party by the Software and shall reimburse Licensee for any judgments, damages, costs or expenses payable by Licensee to the party bringing such action together with reasonable attorneys' fees relating thereto. Licensee agrees that Advent shall be relieved of its obligations under this Section 7 unless Licensee notifies Advent promptly in writing of and gives Advent the exclusive authority to defend or settle such claim and gives Advent proper and full information and assistance to settle or defend any such claim.

(b) If the Software, or any part thereof, is, or in the opinion of Advent may become, the subject of any claim for infringement of any third party United states copyright, patent, and any other proprietary rights of any third party, or if it is adjudicatively determined that the Software, or any part thereof, infringes any third party United States copyright, patent, and any other proprietary rights of any third party, then Advent may, at its option and expense, either (i) procure for Licensee the right to Use the Software or (ii) replace or modify the


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     Software or parts thereof, with other suitable and reasonably equivalent technology so that the Software becomes noninfringing or (iii) if it is not commercially reasonable to take the actions specified in items (i) and (ii) immediately preceding, terminate this Agreement.

(c)  The provisions of this Section 7 shall not apply to the Third Party
     Software.

     IN NO EVENT SHALL ADVENT'S LIABILITY UNDER THIS SECTION 7 EXCEED THE AMOUNTS PAID BY LICENSEE TO ADVENT PURSUANT TO THIS AGREEMENT UP TO THE TIME OF THE CLAIM. THE FOREGOING PROVISIONS OF THIS SECTION 7 STATE THE ENTIRE LIABILITY AND OBLIGATIONS OF ADVENT TO LICENSEE WITH RESPECT TO ANY ALLEGED INFRINGEMENT OF PATENTS, COPYRIGHTS, OR OTHER INTELLECTUAL PROPERTY RIGHTS BY THE SOFTWARE OR DOCUMENTATION.

8.   Termination. In the event Licensee neglects or fails to perform or observe
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     any of its obligations under this Agreement, or if any assignment shall be made of its business for the benefit of creditors, or if a receiver, trustee in bankruptcy or a similar officer is appointed to take charge of all or part of its property, or if Licensee is adjudged as bankrupt, then this Agreement shall terminate immediately and automatically upon notice by Advent. Upon termination of any license, Licensee will, at Advent's option, either return the Software and Documentation to Advent or destroy the original and all copies and parts thereof. Sections 4 (License Fee), 6 (Proprietary Rights and Nondisclosure), 7 (Intellectual Property Indemnity), 9 (Warranty and Disclaimer), 10 (Limitation of Liability), 11 (Licensee Indemnity) and Section II (General) shall survive termination of this Agreement.

9.   Warranty and disclaimer.
     -----------------------

(a) Advent warrants Software media (i.e., the diskettes or tapes on which the Software is provided) against defects in materials and workmanship for a period of one year from the date of shipment. During the media warranty period, Advent will, at its option, either repair or replace defective Software media. Such repair or replacement shall be the exclusive remedy for any breach of the warranty set forth in this Section 9(a).

(b) Advent warrants that during the one-year period following the date of shipment, the Software will perform substantially in accordance with Advent's published Documentation. Advent shall use commercially reasonable efforts to remedy or supply a temporary fix, or make an emergency bypass, if the Software yields incorrect results and if Advent reproduces the problem in a current, unaltered release of the Software. such efforts shall be the exclusive remedy for breach of the warranty set forth in this
     Section 9(b).

(c) THE WARRANTIES STATED ABOVE AND THE REMEDIES STATED FOR BREACH THEREOF ARE THE SOLE AND EXCLUSIVE WARRANTIES AND REMEDIES OFFERED BY ADVENT IN CONNECTION WITH THE SOFTWARE, SOFTWARE MEDIA AND DOCUMENTATION. THERE ARE NO OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.


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(d)  ADVENT FURTHER PROVIDES THE THIRD PARTY SOFTWARE "AS IS" AND DISCLAIMS ALL
     WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

10.  Limitation of Liability. Advent's liability arising out of or in connection
     -----------------------
     with this Agreement or any software licensed hereunder (including Software or the Third Party Software) shall not exceed the amounts paid by Licensee for the software giving rise to such liability. IN NO EVENT WILL ADVENT BE
                                                     --------------------------
     LIABLE FOR LOST PROFITS, TRADING OR EXECUTION LOSSES, OR FOR ANY
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     INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES, HOWEVER CAUSED AND ON ANY
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     THEORY OF LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT (INCLUDING
     ANY LIABILITY ARISING OUT OF OR RELATING TO THE THIRD PARTY SOFTWARE, EVEN IF ADVENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES). THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED HEREUNDER. The parties acknowledge that the limitations set forth in this Section 11 are integral to the amount of consideration levied under this Agreement.

11.  Licensee Indemnity. Licensee shall indemnify and hold Advent harmless from
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     any claims, demands, liabilities, actions, suits or proceedings asserted or claimed by any third party, and agrees to undertake the cost of defending same, including reasonable attorneys' fees, when such claims, demands, liabilities, actions, suits or proceedings arise out of Licensee's use of the Software. Licensee shall be given timely notice of and shall have the option to undertake and conduct the defense of any such claim, demand, liability, action, suit or proceeding.

12.  Assignments and Sublicenses. Licensee may assign this Agreement to any
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     successor in interest or other third party only if (a) Advent agrees to such assignment in writing and (b) such successor in interest or other third party agrees in writing to be bound by all the terms and conditions of this Agreement. This Agreement may not otherwise be assigned or otherwise transferred by Licensee without Advent's prior written consent. Licensee shall have no right to sublicense the rights granted hereunder.

13.  Precedence. The provisions of any other written communication, purchase
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     order, or verbal representation shall not apply to the license of the
     Software or to the obligations of Advent as described in this Agreement.

14.  Reporting Requirement. Upon request, Licensee agrees to provide Advent with
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     information relating to the cumulative total of the fair market value of assets managed by Licensee (Assets Under Management). Advent may request,
                                                           ------------------
     not more than once annually, that Licensee provide to Advent Form ADV (if
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     applicable), or some other reporting medium, including any such
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     functionality contained in the Software that will report the Assets Under
     Management. Licensee acknowledges that as the total of Licensee's Assets Under Management changes there may be subsequent changes in support services fees or subsequent purchases of Software licenses.


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II   GENERAL
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15.  Governing Law. This Agreement shall be governed by the laws of the State of
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     California, including its Uniform Commercial Code.

16.  Jurisdiction and Arbitration. If Licensee's location set forth above is
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     within any state, territory, or possession of the United States, any dispute or claim arising out of or in relation to this Agreement, or the interpretation, making, performance, breach or termination thereof shall be resolved by the federal or state courts, as applicable, located in San Francisco, California.

17.  English Language. This Agreement is in the English language only, which
     ----------------
     language shall be controlling in all respects, and all versions hereof in any other language shall be for accommodation only and shall not be binding upon the parties hereto. All communications and notices to be made or given pursuant to this Agreement shall be in the English language.

18.  Notices. any notice required or permitted to be given under this Agreement
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     shall be delivered (i) by hand, (ii) by registered or certified mail, postage prepaid, return receipt requested, to the address of the other party first set forth above or to such other address as a party may designate by written notice, (iii) by overnight courier, or (iv) by fax with confirming letter mailed under the conditions described in (ii). Notice so give shall be deemed effective when received, or if not received by reason of fault of addressee, when delivered.

19.  No Waiver. the waiver by either party of a breach of any provisions of this
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     Agreement or the failure by either party to exercise any right hereunder shall not operate or be construed as a waiver of any subsequent breach of that right or as a waiver of any other right.

20.  Severability. In the event that any provision of provisions shall be held
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     to be unenforceable, those provisions shall in good faith be renegotiated to be enforceable and shall reflect as closely as possible the intent of the original provisions of this Agreement. Such negotiations shall not affect the enforceability of the remainder of the Agreement.

21.  Force Majeure. Nonperformance of either party, except for the making of
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     payments, shall be excused to the extent that performance is rendered impossible by strike, fire, flood, earthquake, governmental acts or orders or restrictions, failure of suppliers, or any other reason when failure to perform is beyond the control and not caused by the negligence of the nonperforming party.

22.  Amendments. Any amendment or modification to this Agreement shall be
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     effective only if reduced to writing and signed by duly authorized representatives of Advent and Licensee.

23.  Entire Agreement. THIS DOCUMENT CONSTITUTES THE WHOLE AND ENTIRE AGREEMENT
     ----------------
     BETWEEN LICENSEE AND ADVENT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND NO VERBAL OR WRITTEN COMMITMENTS NOT REFERENCED HEREIN SHALL APPLY.






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This Agreement does not constitute an offer by Advent and it shall not be effective until signed by both parties.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the Effective Date.

ADVENT SOFTWARE, INC.                        LICENSEE (Principal/Officer of
                                              Company Only)



By:      /s/ PATRICIA VOLL                   By:       /s/ SUSAN BYRNE
    --------------------------------             -------------------------------
    (Signature)                                  (Signature)

           Patricia Voll                                 Susan Byrne
------------------------------------         -----------------------------------
    (Printed Name)                               (Printed Name)

             VP Finance                                   President
------------------------------------         -----------------------------------
    (Title)                                      (Title)

         as of April 3, 1996                            April 3, 1996
------------------------------------         -----------------------------------
    (Date)                                       (Date)






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